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National Security Life and Annuity Company

National Security Variable Account N

Supplement dated November 6, 2020

to the Prospectuses dated May 1, 2019

The following supplements and amends the prospectuses dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

The following portfolios of Ohio National Fund, Inc. will be merging effective on or about December 4, 2020, or on such later date as may be deemed necessary in the judgment of the Board of the Directors of Ohio National Fund, Inc. (the "Merger"). Contract Value that you have allocated to the target portfolio immediately prior to the Merger will be allocated to the survivor portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

Target Portfolio	Survivor Portfolio
ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio

You may change investment allocations at any time by contacting customer service at 877.446.6020.

Available Funds

Effective December 4, 2020: (1) the ON Conservative Model Portfolio is no longer an Available Fund; and (2) the following supplements "Available Funds" in the prospectus.

Available Funds

The following is an additional available fund:

Fund	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
ON Federated Core Plus Bond Portfolio	Ohio National Investments, Inc. (Federated Investment Management Company)

Investment Restrictions for Certain Optional Riders

If you have the GMIB Plus with Annual Reset (2009) rider, the ON Federated Core Plus Bond Portfolio will be added as an available investment option in Category 1.